Semi-Annual Report
June 30, 2001                                                   NEUBERGER BERMAN







                                Neuberger Berman
                                Advisers
                                Management
                                Trust






                                Socially
                                Responsive
                                Portfolio





B0738 08/01

Socially Responsive Portfolio  Managers' Commentary
----------------------------------------------------

Valuation sensitive investing continued to prove its mettle in first-half 2001's challenging stock market environment. The Socially Responsive portfolio closed the six month reporting period ended June 30, 2001 with a return of (4.11%), underperforming the Russell 1000 Value Index which produced a (1.26%) return, but outperforming a (6.69%) return for the S&P 500.

Our consumer holdings performed well. The consumer cyclical and consumer staples sectors benefited from stronger than expected consumer spending. However, our best performers--Gap, Inc., Albertson's, Inc., and AOL Time Warner (which we sold in mid-June)--rose on company-specific dynamics. Management additions and changes at the Gap helped it get back on the fashion track. With the company's high operating leverage, earnings should impress in the year ahead. The Gap is also a good corporate citizen, with a staff of 130 people monitoring the labor and human rights practices of its vendors. Albertson's, historically one of the best food retailers, got very cheap when it had problems digesting its acquisition of American Stores. New management seems to be effectively addressing the problems and earnings are expected to recover nicely. AOL Time Warner became a fundamental bargain primarily due to uncertainty over the completion of the merger of these two great companies. Once the deal closed, the stock took off.

We are particularly proud of the fact that our technology investments performed so well in a market that was particularly inhospitable to tech stocks. Beaten down blue chip holdings including IBM and Compaq Computer were largely responsible for our tech sector gains. We do not expect a quick rebound for technology and consequently, we are investing quite cautiously in this sector. Recently, we have taken profits in some of our winners and invested the proceeds in fundamentally attractive niche companies such as National Instruments (personal computer based test and measurement software) and Synopsys (electronic design automation software). We have also established a position in Dell Computer, whose low cost distribution has helped it gain market share in the intensely competitive personal computer market. Attractive valuations and very good long-term business prospects give us confidence these stocks will reward us in the year ahead.

Energy holdings were among our biggest disappointments in first-half 2001. Crude oil and natural gas inventories rose faster than expected this year, sparking a sell-off in the energy sector. Currently, energy stock valuations appear to be anticipating much lower oil and natural gas prices in the year ahead. We believe prices will stabilize at a level that will sustain healthy margins for well positioned companies. We have made some changes in our energy stock portfolio, selling stocks with higher valuations and buying more fundamentally attractive companies such as Baker Hughes, a leading technology oriented oil services company well positioned to benefit from increasing exploration and production budgets. Baker Hughes is also environmentally sensitive. It has several key technologies designed to help its customers reduce the environmental impact of oil field operations and a 55-member staff devoted to environmental objectives, including reducing emissions, waste, and resource consumption.

Our healthcare investments also disappointed. Although there are concerns about the impact of the proposed Patients Bill of Rights on HMOs and fear that calls for price caps on prescription drugs will impact pharmaceutical company earnings, we believe the long-term outlook for the healthcare industry remains good. We also believe healthcare stocks have been victims of the trading mentality in this troubled market. Investors have been quick to take profits in any group that rallies. Healthcare stocks had performed relatively well in late 2000 and were therefore vulnerable to profit-taking this year. Recently, we added UnitedHealth Group to our portfolio. We believe the company has distinguished itself among HMOs through its commitment to "evidence-based medicine" (the collection and storage of medical data on all its subscribers, which allows healthcare providers to more effectively serve their members). We also like the fact that United has gotten out of the "denial business",

           NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST  JUNE 30, 2001 (UNAUDITED)


spending lots of money to reject claims. This may have been done for sound financial reasons, but the policy has favorable social consequences as well.

We have also added two real estate investment trusts (REITs), Equities Residential Properties and Equity Office Properties, to the portfolio. We believe these companies' high yields will contribute to portfolio stability in this troubled stock market, and enhance long-term returns through a combination of attractive earnings and dividend growth. In addition, Equity Office Properties has been recognized by the Environmental Protection Agency for its commitment to constructing energy efficient commercial buildings.

Looking ahead, we believe aggressive Federal Reserve easing and the meaningful tax cut will help revive the economy, and that at some point the market will begin anticipating a profit recovery. While we view this outcome as certain, its timing is still up in the air. In the interim, we will continue to take advantage of fundamental bargains being created by market volatility.

Sincerely,


                              /s/ Janet W. Prindle

                               /s/ Arthur Moretti

                        Janet Prindle and Arthur Moretti
                             Portfolio Co-Managers

(1) (1.02%) and 3.66% were the total returns for the 1-year and since inception (2/18/99) periods ended June 30, 2001. It may be easier to achieve higher returns in a small fund than in a larger fund. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and distributions. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed may be worth more or less than original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts.

(2) The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (which measures the performance of the 3,000 largest U.S. companies based on totaL market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the AMT Portfolios may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

(C)2001 Neuberger Berman Management Inc., distributor. All rights reserved.

Schedule of Investments   Socially Responsive Portfolio
-------------------------------------------------------


Number of Shares                                                  Market Value+
--------------------------------------------------------------------------------

Common Stocks (94.7%)

Communications (2.3%)
         1,100 Comcast Corp. Class A Special                        $   47,740*
                                                                    ----------
Consumer Goods & Services (2.4%)
           885 Kimberly-Clark                                           49,472
                                                                    ----------
Diversified (6.2%)
           510 Danaher Corp.                                            28,560
           200 Minnesota Mining & Manufacturing                         22,820
         1,465 Tyco International                                       79,843
                                                                    ----------
                                                                       131,223
                                                                    ----------
Energy (9.9%)
         1,155 Anadarko Petroleum                                       62,404
         1,200 Baker Hughes                                             40,200
           835 BP Amoco ADR                                             41,625
         2,015 Newfield Exploration                                     64,601*
                                                                    ----------
                                                                       208,830
                                                                    ----------
Financial Services (13.0%)
         1,280 Allmerica Financial                                      73,600
         1,760 Citigroup Inc.                                           92,998
           835 Hartford Financial Services Group                        57,114
         1,105 J.P. Morgan Chase                                        49,283
                                                                    ----------
                                                                       272,995
                                                                    ----------
Food & Beverage (2.1%)
         1,000 PepsiCo, Inc.                                            44,200
                                                                    ----------
Health Care (14.5%)
         1,015 Amgen Inc.                                               61,590*
           375 Eli Lilly                                                27,750
         2,155 IMS Health                                               61,418
         1,330 Johnson & Johnson                                        66,500
           495 Pfizer Inc.                                              19,825
         1,110 UnitedHealth Group                                       68,542
                                                                    ----------
                                                                       305,625
                                                                    ----------
Insurance (3.1%)
           485 Progressive Corp.                                        65,567
                                                                    ----------

Publishing & Broadcasting (2.2%)
         1,310 Valassis Communications                                  46,898*
                                                                    ----------
Real Estate/REIT (6.2%)
         2,175 Equity Office Properties Trust                           68,795
         1,100 Equity Residential Properties Trust                      62,205
                                                                    ----------
                                                                       131,000
                                                                    ----------
Retail (8.5%)
         2,060 Gap Inc.                                                 59,740
         1,445 Target Corp.                                             49,997
         1,560 Tricon Global Restaurants                                68,484*
                                                                    ----------
                                                                       178,221
                                                                    ----------
Retail Grocery (2.8%)
         1,960 Albertson's Inc.                                         58,780
                                                                    ----------
Technology (12.4%)
         2,000 Dell Computer                                            52,300*
           400 IBM                                                      45,200
         1,705 Intel Corp.                                              49,871
         1,200 National Instruments                                     38,940*
         1,560 Synopsys, Inc.                                           75,489*
                                                                    ----------
                                                                       261,800
                                                                    ----------
Telecommunications (4.6%)
         1,160 SBC Communications                                       46,470
         3,320 WorldCom, Inc.                                           47,144
           133 WorldCom, Inc.
                - MCI Group                                              2,138*
                                                                    ----------
                                                                        95,752
                                                                    ----------
Utilities (4.5%)
         1,660 KeySpan Corp.                                            60,557
         1,635 Vectren Corp.                                            33,844
                                                                    ----------
                                                                        94,401
                                                                    ----------
Total Common Stocks
(Cost $1,909,104)                                                    1,992,504
                                                                    ----------
Warrants (0.0%)
         2,900 Dime Bancorp
                (Cost $758)                                                812*
                                                                    ----------

           NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST  JUNE 30, 2001 (UNAUDITED)


Schedule of Investments  Socially Responsive Portfolio cont'd
-------------------------------------------------------------

Principal Amount                                                  Market Value+
--------------------------------------------------------------------------------
U.S. Government Agency Securities (3.6%)
$75,000 Freddie Mac, Discount Notes,
         3.60%, due 7/10/01
         (Cost $74,940)                                           $   74,940#
                                                                  ----------
Total Investments (98.3%)
(Cost $1,984,802)                                                  2,068,256##
Cash, receivables and other assets,
less liabilities (1.7%)                                               36,326
                                                                  ----------
Total Net Assets (100.0%)                                         $2,104,582
                                                                  ----------





See Notes to Schedule of Investments

Notes to Schedule of Investments  Socially Responsive Portfolio
---------------------------------------------------------------

 + Investment securities of the Fund are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Fund values all other securities by a method the trustees of the Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

 #   At cost, which approximates market value.

## At June 30, 2001, the cost of investments for U.S. Federal income tax purposes was $1,984,802. Gross unrealized appreciation of investments was $136,680 and gross unrealized depreciation of investments was $53,226, resulting in net unrealized appreciation of $83,454, based on cost for U.S. Federal income tax purposes.

 *   Non-income producing security.

See Notes to Financial Statements

           NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST  JUNE 30, 2001 (UNAUDITED)


Statement of Assets and Liabilities
-----------------------------------


Neuberger Berman Advisers Management Trust                             Socially
                                                                     Responsive
                                                                      Portfolio
-------------------------------------------------------------------------------

Assets

  Investments in securities, at market value* (Note A) - see
    Schedule of Investments                                          $2,068,256
  Cash                                                                   17,497
  Dividends receivable                                                      600
  Receivable for securities sold                                         34,823
  Receivable for Fund shares sold                                         1,007
  Receivable from administrator - net (Note B)                           14,843
  Prepaid expenses                                                            6
                                                                     ----------
                                                                      2,137,032

Liabilities

  Payable for securities purchased                                       24,869

  Payable for Fund shares redeemed                                            9
  Payable to investment manager (Note B)                                    934
  Accrued expenses                                                        6,638
                                                                         32,450
                                                                     -----------
Net Assets at Value:                                                 $2,104,582

Net Assets consist of:

  Paid-in capital                                                    $2,065,222
  Undistributed net investment income (loss)                                427
  Accumulated net realized gains (losses) on investments                (44,521)
  Net unrealized appreciation (depreciation) in value
        of investments                                                   83,454
                                                                     ----------
Net Assets at Value                                                  $2,104,582

Shares Outstanding ($.001 par value; unlimited shares authorized)       196,329
Net Asset Value, offering and redemption price per share             $    10.72
*Cost of investments                                                 $1,984,802






See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST  FOR THE SIX MONTHS ENDED
                                                       JUNE 30, 2001 (UNAUDITED)


Statement of Operations
-----------------------

Neuberger Berman Advisers Management                                   Socially
                                                                     Responsive
                                                                      Portfolio
--------------------------------------------------------------------------------

Investment Income

Income:

Dividend income                                                      $   10,289
Interest income                                                           5,938
Foreign taxes withheld (Note A)                                             (51)
                                                                     ----------
Total income                                                             16,176

Expenses:

Investment management fee (Note B)                                        5,553
Administration fee (Note B)                                               3,029
Auditing fees                                                                65
Custodian fees (Note B)                                                   8,389
Insurance expense                                                            14
Legal fees                                                                   66
Shareholder reports                                                       9,641
Trustees' fees and expenses                                              23,182
Miscellaneous                                                               673
                                                                     -----------
Total expenses                                                           50,612

Expenses reimbursed by administrator and/or reduced by custodian fee
  expense offset arrangement (Note B)                                   (34,863)
Total net expenses                                                       15,749
Net investment income (loss)                                                427
Realized and Unrealized Gain (Loss) on Investments

Net realized gain (loss) on investment securities sold                   69,483


Change in net unrealized appreciation (depreciation) in value of:

Investment securities (Note A)                                         (127,816)
Net gain (loss) on investments                                          (58,333)
Net increase (decrease) in net assets resulting from operations      $  (57,906)






See Notes to Financial Statements

           NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST  JUNE 30, 2001 (UNAUDITED)


Statement of Changes in Net Assets
----------------------------------

Neuberger Berman Advisers Management Trust

                                                  Socially Responsive Portfolio
                                                 ------------------------------
                                                   Six Months
                                                        Ended              Year
                                                     June 30,             Ended
                                                         2001      December 31,
                                                  (Unaudited)              2000
                                                 ------------      ------------
Increase (Decrease) in Net Assets:
From Operations:

Net investment income (loss)                     $       427       $     (5,773)
Net realized gain (loss) on investments               69,483           (114,004)
Change in net unrealized appreciation
  (depreciation) of investments                     (127,816)           109,779
Net increase (decrease) in net assets
  resulting from operations                          (57,906)            (9,998)

Distributions to Shareholders From:

Net investment income                                     --             (3,679)
Net realized gain on investments                          --            (15,944)
Total distributions to shareholders                       --            (19,623)

From Fund Share Transactions:

Proceeds from shares sold                          6,025,701          1,455,741
Proceeds from reinvestment of dividends
  and distributions                                       --             19,623
Payments for shares redeemed                      (6,071,961)          (584,527)
Net increase (decrease) from Fund share
  transactions                                       (46,260)           890,837
Net Increase (Decrease) in Net Assets               (104,166)           861,216


Net Assets:

Beginning of period                                2,208,748          1,347,532
End of period                                    $ 2,104,582        $ 2,208,748
Accumulated undistributed net investment
  income (loss) at end of period                 $       427        $        --

Number of Fund Shares:

Sold                                                 537,390            130,860
Issued on reinvestment of dividends and
  distributions                                           --              1,914
Redeemed                                            (538,876)           (51,690)
Net increase (decrease) in shares outstanding         (1,486)            81,084






See Notes to Financial Statements

Notes to Financial Statements  Socially Responsive Portfolio
------------------------------------------------------------

     NOTE A - Summary Of Significant Accounting Policies:

1 General: Socially Responsive Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eight separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

     The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.

     Prior to May 1, 2000, the Fund was part of a master/feeder structure, investing all of its net investable assets in AMT Socially Responsive Investments, a series of Advisers Managers Trust. Effective May 1, 2000, the Fund converted to a conventional fund structure. The Fund redeemed its investment in AMT Socially Responsive Investments in return for delivery of the portfolio securities, at current net asset value, subject to the liabilities of AMT Socially Responsive Investments.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

4 Taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

5 Dividends and distributions to shareholders: Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($100,182 expiring in 2008, determined as of December 31, 2000), it is the policy of the Fund not to distribute such gains.

     The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and

           NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST  JUNE 30, 2001 (UNAUDITED)


     tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

6 Expense allocation: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.

7 Security lending: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent investors from qualifying as a regulated investment company. The Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Fund receives a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. At June 30, 2001, the Fund had no securities on loan to Morgan.

8 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

9 Income recognition: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

     NOTE B - Management Fees, Administration Fees, Distribution Arrangements, And Other Transactions With Affiliates:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.

     The Fund retains Neuberger Berman Management Inc. ("Management") as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.

     The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets.

     Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.

Notes to Financial Statements  Socially Responsive Portfolio cont'd
-------------------------------------------------------------------

     Management has contractually undertaken through April 30, 2002 to reimburse the Fund for its operating expenses (including the fees payable to Management, but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.50% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2001, such excess expenses amounted to $34,174. The Fund has agreed to repay Management through December 31, 2005 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2001, there was no reimbursement to Management.

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $689.

     NOTE C - Securities Transactions:

     During the six months ended June 30, 2001, there were purchase and sale transactions (excluding short-term securities) of $5,809,325 and $5,847,145, respectively.

     During the six months ended June 30, 2001, brokerage commissions on securities transactions amounted to $11,058, of which Neuberger received $10,740, and other brokers received $318.

     NOTE D - Line Of Credit:

     At June 30, 2001, the Fund was a holder of a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at June 30, 2001, nor had the Fund utilized this line of credit at any time prior to that date.

     NOTE E - Unaudited Financial Information:

     The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

           NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST  JUNE 30, 2001 (UNAUDITED)


Financial Highlights  Socially Responsive Portfolio+
----------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.[+/+]


                                                                                                  Period From
                                                                   Six Months                    February 18,
                                                                        Ended      Year Ended   1999[carr] to
                                                                     June 30,    December 31,    December 31,
                                                                  -----------    ------------    ------------
                                                                         2001            2000            1999
                                                                  (Unaudited)
Net Asset Value, Beginning of Period                              $     11.17    $      11.54    $      10.00
                                                                  -----------    ------------    ------------
Income From Investment Operations
Net Investment Income (Loss)                                               --            (.04)            .03
Net Gains or Losses on Securities (both realized and unrealized)         (.45)           (.17)           1.51
                                                                  -----------    ------------    ------------
Total From Investment Operations                                         (.45)           (.21)           1.54
                                                                  -----------    ------------    ------------
Less Distributions

From Net Investment Income                                                 --            (.03)             --
From Net Capital Gains                                                     --            (.13)             --
                                                                  -----------    ------------    ------------
Total Distributions                                                        --            (.16)             --
                                                                  -----------    ------------    ------------
Net Asset Value, End of Period                                    $     10.72    $      11.17    $      11.54
                                                                  -----------    ------------    ------------
Total Return++                                                          -4.11%**        -1.61%         +15.40%**
                                                                  -----------    ------------    ------------
Ratios/Supplemental Data

Net Assets, End of Period (in millions)                           $       2.1    $        2.2    $        1.3
Ratio of Gross Expenses to Average Net Assets#                           1.63%*           1.68%          1.68%*
Ratio of Net Expenses to Average Net Assets [SS]                         1.56%*           1.54%          1.53%*
Ratio of Net Investment Income (Loss) to Average Net Assets               .04%*           (.33)%          .35%*
Portfolio Turnover Rate                                                   236%              92%            72%

See Notes to Financial Highlights

Notes to Financial Highlights  Socially Responsive Portfolio


+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Socially Responsive Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

[SS] After reimbursement of expenses by Management. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                                  Period From
         Six Months Ended           Year Ended              February 18, 1999
                 June 30,         December 31,                to December 31,
                     2001                 2000                           1999
         ----------------         ------------              -----------------
                     4.94%                2.40%                          9.04%

[carr] The date investment operations commenced.

[+/+] The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

*      Annualized.

**     Not annualized.